LKCM FUNDS
AMENDMENT TO THE CUSTODY, FUND ACCOUNTING, FUND ADMINISTRATION AND TRANSFER AGENT SERVICING AGREEMENTS

THIS AMENDMENT dated as of this 8 day of May, 2006, to the Custody Agreement, dated as of July 10, 1997, as amended, the Fund Accounting Servicing Agreement dated as of  January 12, 2006, the Fund Administration Servicing Agreement dated as of July 10, 1997, as amended, and the Transfer Agent Servicing Agreement dated as of July 10, 1997, as amended, respectively, (the “Agreements”), is entered by and among LKCM FUNDS, a Delaware statutory trust (the “Trust”), U.S. BANK,  N.A., a national banking association (the “Custodian”) and U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company (“USBFS”).

Effective March 1, 2006, the fee schedules of the Agreements are hereby superseded and replaced with the respective fee schedules attached hereto.  Except to the extent amended hereby, the Agreements shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

LKCM FUNDS	U. S. BANCORP FUND SERVICES, LLC

By: /s/ J. Luther King	By: /s/ Joe D. Redwine

Name: J. Luther King	Name: Joe D. Redwine

Title: President	Title: President

U. S. BANK, N.A.

By: /s/ Joe D. Redwine

Name: Joe D. Redwine

Title: Senior Vice President

LKCM Aquinas Funds DOMESTIC CUSTODY SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

Annual fee based upon market value per fund*:
[  ] basis point on the balance
Minimum annual fee per fund - $[  ]

Portfolio Transaction Fees
$[  ] per disbursement (waived if U.S. Bancorp is Administrator)
$[  ] per US Bank repurchase agreement transaction
$[  ] per book entry security (depository or Federal Reserve system) and non-US Bank repurchase agrmt
$[  ] per portfolio transaction processed through our New York custodian definitive security (physical)
$[  ] per principal paydown
$[  ] per option/future contract written, exercised or expired
$[  ] per Cedel/Euroclear transaction
$[  ] per mutual fund trade
$[  ] per Fed Wire
$[  ] per margin variation Fed wire
$[  ] per short sale
$[  ] per segregated account per year

A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.

No charge for the initial conversion free receipt.

Overdrafts – charged to the account at prime interest rate plus [  ].

Plus out-of-pocket expenses, and extraordinary expenses based upon complexity, including items such as shipping fees or transfer fees.

Fees are billed monthly.
*Subject to Cost of Living adjustment based on the Milwaukee CPI, starting in month 13 of the contract.

LKCM Funds DOMESTIC CUSTODY SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

Annual fee based upon market value per fund*:
[  ]  basis point on the balance
Minimum annual fee per fund - $[  ]

CCO Support Services - $[  ] per year

Portfolio Transaction Fees
$[  ] per disbursement (waived if U.S. Bancorp is Administrator)
$[  ] per US Bank repurchase agreement transaction
$[  ] per book entry security (depository or Federal Reserve system) and non-US Bank repurchase agrmt
$[  ] per portfolio transaction processed through our New York custodian definitive security (physical)
$[  ] per principal paydown
$[  ] per option/future contract written, exercised or expired
$[  ] per Cedel/Euroclear transaction
$[  ] per mutual fund trade
$[  ] per Fed Wire
$[  ] per margin variation Fed wire
$[  ] per short sale
$[  ] per segregated account per year

A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.

No charge for the initial conversion free receipt.

Overdrafts – charged to the account at prime interest rate plus [  ].

Plus out-of-pocket expenses, and extraordinary expenses based upon complexity, including items such as shipping fees or transfer fees.

Fees are billed monthly.

LKCM Aquinas Funds FUND ACCOUNTING SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

Domestic Equity Funds
$[  ] for the first $[  ]  million
[  ] basis points on the next $[  ]  million
[  ] basis points on the balance

Small Cap Fund - $[  ] for the first $[  ] million

Domestic Balanced Funds
$[  ] for the first $[  ]  million
[  ] basis points on the next $[  ]  million
[  ]  basis points on the balance

Domestic Fixed Income Funds
$[  ] for the first $[  ]  million
[  ]  basis points on the next $[  ]  million
[  ]  basis point on the balance

Multiple Classes
Each class is an additional [  ] % of the charge
of the initial class.

Fees are billed monthly.

* Subject to Cost of Living adjustment based on
the Milwaukee CPI, starting in month 13 of the
contract.

Multiple Classes
Each class is an additional [  ] % of the charge of the initial class.

Master/Feeder Funds
Each master and feeder is charged according to the
schedule.

Multiple Manager Funds
Additional base fee:
$[  ] per manager/sub-advisor per fund

Extraordinary services – quoted separately

Conversion Estimate – one month’s fee (if necessary)

NOTE – All schedules subject to change depending upon
the use of derivatives – options, futures, short sales, etc.

All fees are billed monthly plus out-of-pocket expenses,
including pricing, corporate action, and factor services:

●  $[  ] Domestic and Canadian Equities
●  $[  ] Options
●  $[  ] Corp/Gov/Agency Bonds
●  $[  ] CMO's
●  $[  ] International Equities and Bonds
●  $[  ] Municipal Bonds
●  $[  ] Money Market Instruments
●  $[  ]  /fund/month - Mutual Fund Pricing
●  $[  ] /equity Security/Month Corporate Actions
●  $[  ]  /month Manual Security Pricing (>[  ] /day)
●  Factor Services (BondBuyer)
         ●  $[  ] /CMO/month
         ●  $[  ] /Mortgage Backed/month
         ●  $[  ]  /month Minimum Per Fund Group

LKCM FUNDS FUND ACCOUNTING SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

LKCM Small Cap Equity Fund
$[  ] for the first $[  ]  million
[  ] basis points on the next $[  ]  million
[  ] basis points on the balance

LKCM Equity Fund
$[  ] for the first $[  ]  million
[  ] basis points on the next $[  ]  million
[  ] basis points on the balance

LKCM Balanced Fund
$[  ] for the first $[  ]  million
[  ] basis points on the next $[  ]  million
[  ] basis points on the balance

LKCM Fixed Income Fund
$[  ] for the first $[  ]  million
[  ] basis points on the next $[  ]  million
[  ]  basis point on the balance

LKCM International Fund
$[  ] for the first $[  ]  million
[  ] basis points on the next $[  ]  million
[  ] basis points on the balance

CCO Support Services - $[  ] per year

Multiple Classes
Each class is an additional [  ] % of the charge of the initial class.

Master/Feeder Funds
Each master and feeder is charged according to the
schedule.

Multiple Manager Funds
Additional base fee:
$[  ] per manager/sub-advisor per fund
Extraordinary services – quoted separately
Conversion Estimate – one month’s fee (if necessary)

NOTE – All schedules subject to change depending upon
the use of derivatives – options, futures, short sales, etc.

All fees are billed monthly plus out-of-pocket expenses,
including pricing, corporate action, and factor services:

●  $[  ] Domestic and Canadian Equities
●  $[  ] Options
●  $[  ] Corp/Gov/Agency Bonds
●  $[  ] CMO's
●  $[  ] International Equities and Bonds
●  $[  ] Municipal Bonds
●  $[  ] Money Market Instruments
●  $[  ] /fund/month - Mutual Fund Pricing
●  $[  ] /equity Security/Month Corporate Actions
●  $[  ]  /month Manual Security Pricing (>[  ] /day)
●  Factor Services (BondBuyer)
        ●  $[  ] /CMO/month
        ●  $[  ] /Mortgage Backed/month
        ●  $[  ] /month Minimum Per Fund Group

Report Source - $[  ] Month – Web reporting

LKCM Aquinas Funds FUND ADMINISTRATION & COMPLIANCE SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

Annual fee based upon assets per fund
  [  ] basis points on the first $[  ]  million
  [  ] basis points on the next $[  ]  million
   [  ] basis points on the balance
   Minimum annual fee:
   $[  ] per fund
   $[  ] for Small Cap Fund

Multiple Classes – Add the following per class:
   $[  ] per fund minimum
   $[  ] for Small Cap Fund

Fees are billed monthly.
*Subject to Cost of Living adjustment based on the
Milwaukee CPI, starting in month 13 of the contract.

Extraordinary services - quoted separately

Plus out-of-pocket expenses, including but not limited
to:
 Postage, Stationery
 Programming, Special Reports
 Proxies, Insurance
 EDGAR filing
 Retention of records
 Federal and state regulatory filing fees
 Certain insurance premiums
 Expenses from board of directors meetings
 Auditing and legal expenses
 Blue Sky conversion expenses (if necessary)
 All other out-of-pocket expenses

LKCM Funds FUND ADMINISTRATION & COMPLIANCE SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

LKCM Small Cap Equity Fund
Annual fee based upon assets per fund
 [  ]  basis points on the first $[  ]  million
 [  ]  basis points on the next $[  ] million
 [  ]  basis points on the balance
 Minimum annual fee:  $[  ] first fund

LKCM Equity Fund
Annual fee based upon assets per fund
 [  ] basis points on the first $[  ]  million
 [  ]  basis points on the next $[  ] million
 [  ]  basis points on the balance
  Minimum annual fee:  $[  ] first fund

LKCM Balanced Fund
Annual fee based upon assets per fund
 [  ]  basis points on the first $[  ]  million
 [  ]  basis points on the next $[  ]  million
 [  ]  basis points on the balance
  Minimum annual fee:  $[  ] first fund

LKCM Fixed Income Fund
Annual fee based upon assets per fund
 [  ]  basis points on the first $[  ]  million
 [  ]  basis points on the next $[  ]  million
 [  ]  basis points on the balance
  Minimum annual fee:  $[  ] first fund

LKCM International Fund
Annual fee based upon assets per fund
 [  ]  basis points on the first $[  ]  million
 [  ]  basis points on the next $[  ]  million
 [  ]  basis points on the next $[  ]  million
 [  ]  basis points on the balance
  Minimum annual fee:  $[  ] first fund

CCO Support Services - $[  ] per year

Extraordinary services - quoted separately

Plus out-of-pocket expenses, including but not limited
to:
 Postage, Stationery
 Programming, Special Reports
 Proxies, Insurance
 EDGAR filing
 Retention of records
 Federal and state regulatory filing fees
 Certain insurance premiums
 Expenses from board of directors meetings
 Auditing and legal expenses
 Blue Sky conversion expenses (if necessary)
 All other out-of-pocket expenses

Fees are billed monthly.

LKCM Aquinas Funds TRANSFER AGENT & SHAREHOLDER SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

Service Charges to the Fund*
Shareholder Account Fee (Subject to Minimum)
◆ No-Load  - $[  ] /account
◆ NSCC Accounts $[  ] /account
◆ Closed Accounts - $[  ] /account
Annual Base Fee per CUSIP
◆ $[  ] per fund, $[  ] for Small Cap Fund
◆ $[  ] each additional class, $[  ] for Small
Cap Fund.
Activity Charges
◆ Telephone Calls - $[  ] /call
◆ Daily Valuation Trades - $[  ] /trade
◆ Lost Shareholder Search - $[  ] /search
◆ AML New Account Service - $[  ] new
domestic accounts, $[  ] /new foreign
account and $[  ] shareholder verification
◆ ACH/EFT Shareholder Services:
$[  ] /month/fund group
$[  ] /ACH item, setup, change
$[  ] /correction, reversal
◆ Omnibus Account Transactions
$[  ] each – first [  ]  transactions
$[  ] each – next [  ]  transactions
$[  ] each – next [  ] transactions
$[  ] each – next [  ] transactions
$[  ] each – balance of transactions

Out-of-pocket Costs - Including but not limited to:
◆ Telephone toll-free lines, call transfers,
etc.
◆ Mailing, sorting and postage
◆ Stationery, envelopes
◆ Programming, special reports
◆ Insurance, record retention,
microfilm/fiche
◆ Proxies, proxy services
◆ ACH fees, NSCC charges
◆ Disaster recovery – per open account
◆ All other out-of-pocket expenses
Fees are billed monthly.

Service Charges to Investors
Qualified Plan Fees (Billed to Investors)
◆ $[  ] /qualified plan acct (Cap at $[  ] /SSN)
◆ $[  ] /Coverdell ESA acct (Cap at $[  ] /SSN)
◆ $[  ] /transfer to successor trustee
◆ $[  ] /participant distribution (Excluding SWPs)
◆ $[  ] /refund of excess contribution

Additional Shareholder Fees (Billed to Investors)

◆ $[  ] /outgoing wire transfer
◆ $[  ] /overnight delivery
◆ $[  ] /telephone exchange
◆ $[  ] /return check or ACH
◆ $[  ] /stop payment
◆ $[  ] /research request per account (Cap at $[  ]
/request) (For requested items of the second
calendar year [or previous] to the request)

Technology Charges
1.     Fund Group Setup (first cusip) - $[  ] /fund group
2.     Fund Setup - $[  ] /cusip (beyond first cusip)
3.     NSCC Service Interface – All NSCC Services
◆ Setup - $[  ] /fund group
4.     Telecommunications and Voice Services
◆ Service Setup - $[  ] ATT transfer connect
◆ $[  ] /voice response call
◆ $[  ] /voice recognition call
5.     Asset Allocation Services - $[  ] /account group/year
    ([  ]  reallocations)
6.     Average Cost - $[  ] /account/year
7.     Development/Programming - $[  ] /hour
8.     File Transmissions – subject to requirements
9.     Selects - $[  ]  per select
10.   Extraordinary services – charged as incurred
◆ Conversion of Records (if necessary) – Estimate
 to be provided.
◆ Custom processing, re-processing
All other extraordinary services

* Subject to Cost of Living adjustment based on the
Milwaukee CPI, starting in month 13 of the contract.

LKCM Small Cap Equity Adviser Class LKCM Equity Fund Adviser Class TRANSFER AGENT / SHAREHOLDER SERVICING ANNUAL FEE SCHEDULE EFFECTIVE March 1, 2006
Service Charges to the Fund*
Shareholder Account Fee (Subject to Minimum)

 No-Load - $[  ] /account

Annual Minimum
 $[  ] each additional class
 LKCM Equity Fund minimum reduced to $[  ] per year.

Activity Charges
Telephone Calls - $[  ] /call
Daily Valuation Trades - $[  ] /trade
Lost Shareholder Search - $[  ] /search
AML New Account Service - $[  ] /new domestic
accounts, $[  ] new foreign account and $[  ] per
shareholder verification.
ACH/EFT Shareholder Services:
$[  ] /month/fund group
$[  ] /ACH item, setup, change
$[  ] /correction, reversal
  Omnibus Account Transactions
  $[  ] each – first [  ] transactions
  $[  ] each – next [  ] transactions
  $[  ] each – next [  ] transactions
  $[  ] each – next [  ] transactions
[  ] each – balance of transactions

Out-of-pocket Costs - Including but not limited to:
Telephone toll-free lines, call transfers, etc.
Mailing, sorting and postage
Stationery, envelopes
Programming, special reports
Insurance, record retention, microfilm/fiche
Proxies, proxy services
ACH fees, NSCC charges
Disaster recovery – per open account
All other out-of-pocket expenses

Fees are billed monthly.

Service Charges to Investors
Qualified Plan Fees (Billed to Investors)
$[  ] /qualified plan acct (Cap at $[  ] SSN)
$[  ] /Coverdell ESA acct (Cap at $[  ] /SSN)
$[  ] /transfer to successor trustee
$[  ] /participant distribution (Excluding SWPs)
$[  ] /refund of excess contribution

Additional Shareholder Fees (Billed to Investors)

 $[  ] /outgoing wire transfer
 $[  ] /overnight delivery
 $[  ] /telephone exchange
 $[  ] /return check or ACH
 $[  ] /stop payment
 $[  ] /research request per account (Cap at $[  ]
/request) (For requested items of the second calendar
year [or previous] to the request)

Technology Charges
1.     Fund Group Setup (first cusip) - $[  ] /fund group
3.     Fund Setup - $[  ] /cusip (beyond first cusip)
3.     NSCC Service Interface – All NSCC Services
    Setup - $[  ] /fund group
4.     Telecommunications and Voice Services
Service Setup - $[  ] ATT transfer connect
VRU Setup - $[  ] /fund group
$[  ] /voice response call
11.   Development/Programming - $[  ] /hour
12.   File Transmissions – subject to requirements
13.   Selects - $[  ]  per select
14.   Extraordinary services – charged as incurred
Conversion of Records (if necessary) – Estimate to be
provided.
Custom processing, re-processing
All other extraordinary services

All invoices are due within [ ] calendar days following receipt of the invoice. After the due date, unpaid invoices shall accrue a finance charge of [ ] percent ([ ] %) per month until paid.

LKCM Funds TRANSFER AGENT & SHAREHOLDER SERVICES ANNUAL FEE SCHEDULE Effective March 1, 2006

Service Charges to the Fund*
Shareholder Account Fee (Subject to Minimum)

◆ No-Load  - $[  ] /account
Annual Minimum
◆ $[  ] per no-load fund
◆ $[  ] each additional class

Activity Charges
◆ Telephone Calls - $[  ] /call
◆ Daily Valuation Trades - $[  ] /trade
◆ Lost Shareholder Search - $[  ] /search
◆ AML New Account Service - $[  ] new
domestic accounts, $[  ] /new foreign
account and $[  ] shareholder verification
◆ ACH/EFT Shareholder Services:
$[  ] /month/fund group
$[  ] /ACH item, setup, change
$[  ] /correction, reversal
●  Omnibus Account Transactions
    $[  ] each – first [  ]  transactions
    $[  ] each – next [  ]  transactions
    $[  ] each – next [  ] transactions
    $[  ]  each – next [  ]  transactions
    $[  ] each – balance of transactions
●  CCO Support Services - $[  ] per year
Out-of-pocket Costs - Including but not limited to:
◆ Telephone toll-free lines, call transfers,
etc.
◆ Mailing, sorting and postage
◆ Stationery, envelopes
◆ Programming, special reports
◆ Insurance, record retention,
microfilm/fiche
◆ Proxies, proxy services
◆ ACH fees, NSCC charges
◆ Disaster recovery – per open account
◆ All other out-of-pocket expenses

Fees are billed monthly.

Service Charges to Investors
Qualified Plan Fees (Billed to Investors)
◆ $[  ] /qualified plan acct (Cap at $[  ] /SSN)
◆ $[  ] /Coverdell ESA acct (Cap at $[  ] /SSN)
◆ $[  ] /transfer to successor trustee
◆ $[  ] /participant distribution (Excluding SWPs)
$[  ] /refund of excess contribution

Additional Shareholder Fees (Billed to Investors)

◆ $[  ] /outgoing wire transfer
◆ $[  ] /overnight delivery
◆ $[  ] /telephone exchange
◆ $[  ] /return check or ACH
◆ $[  ] /stop payment
◆ $[  ] /research request per account (Cap at $[  ]
/request) (For requested items of the second
calendar year [or previous] to the request)

Technology Charges
1.     Fund Group Setup (first cusip) - $[  ] /fund group
2.     Fund Setup - $[  ] /cusip (beyond first cusip)
3.     NSCC Service Interface – All NSCC Services
◆ Setup - $[  ] fund group
4.     Telecommunications and Voice Services
◆ Service Setup - $[  ] ATT transfer connect
◆ VRU Setup - $[  ]  /fund group
◆ VRU Maintenance - $[  ] /month
◆ $[  ] /voice response call
◆ $[  ] /voice recognition call
5.     Asset Allocation Services - $[  ] /account group/year
    ([  ]  reallocations)
6.     Average Cost - $[  ] /account/year
7.     Development/Programming - $[  ] /hour
8.     File Transmissions – subject to requirements
9.     Selects - $[  ]  per select
10.   Extraordinary services – charged as incurred
◆ Conversion of Records (if necessary) – Estimate
to be provided.
◆ Custom processing, re-processing
All other extraordinary services